Leases	12 Months Ended
Dec. 31, 2011
Leases [Abstract]
Operating Leases

(15) Leases

The Company leases certain buildings and office space under operating lease arrangements. Rent expense, net of rent received and deferred-gain on sale-leaseback, under these arrangements amounted to $2,358,000 in 2011, $2,148,000 in 2010, and $1,842,000 in 2009. Real estate taxes, insurance, maintenance, and other operating expenses associated with leased buildings and office space are generally paid by the Company.

A summary of non-cancellable, long-term operating lease commitments as of December 31, 2011, follows (in thousands):

Years ending December 31,	Amount

2012	$2,440
2013	2,350
2014	2,282
2015	2,148
2016	2,119
2017 and after	11,848

Total	$23,187